STATEMENT OF ADDITIONAL INFORMATION

ATLAS U.S. TACTICAL INCOME FUND, INC.

Share Class	Ticker	Cusip #
Class A	ATLAX	049446 107
Class C	ATLCX	049446 206

February 1, 2025

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the prospectus of the Atlas U.S. Tactical Income Fund (the “Fund”) dated February 1, 2025 (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained without charge by contacting Atlas U.S. Tactical Income Fund, Inc., c/o Ultimus Fund Solutions, LLC, P.O. Box 46707 Cincinnati, OH 45246-0707 or by calling (855) 969-8440.

Table of Contents

Investment Strategies	1
Dividend Distributions	1
Use of Leverage	1
Principal Investment Risks	2
Additional Information Regarding Fund Investments	10
Fund Policies	17
Disclosure of Portfolio Holdings	17
Management of the Fund	19
Leadership Structure and Board of Directors	21
Compensation of Independent Directors	22
Director and Officer Ownership of Fund Shares and Material Transactions	22
Code of Ethics	23
Control Persons and Principal Holders of Securities	23
Investment Advisory and Other Services	23
Investment Adviser	23
Administration and Transfer Agent	25
Distributor	26
Distribution and Service Plan	26
Payments to Financial Intermediaries by the Investment Adviser or its Affiliates	27
Independent Registered Public Accounting Firm	28
Legal Counsel	29
Additional Information	30
Description of Shares	30
Appendix A	A-1
Appendix B	B-1
Appendix C – Proxy Voting Policies	C-1

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STATEMENT OF ADDITIONAL INFORMATION

Atlas U.S. Tactical Income Fund, Inc. (the “Fund”) was incorporated in the Commonwealth of Puerto Rico on April 16, 2015. The Fund is an open-end management investment company and is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

Much of the information contained in this statement of additional information (“SAI”) expands on subjects discussed in the Fund’s Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

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Investment Strategies

The Fund seeks to maximize total return, consistent with preservation of capital. The Fund’s investment objective is not fundamental. That means that it may be changed without a shareholder vote. There can be no assurance that the Fund will achieve its investment objectives.

The Fund seeks to provide long-term positive returns and to preserve capital through various market environments by managing portfolio duration, credit risk, and volatility. The Fund has the flexibility to invest across a variety of fixed-income asset classes and is not managed to be compared to any specific index. The Fund has latitude to pursue opportunities across the fixed-income spectrum to create a diversified portfolio of varying maturities, including moving between sectors or across credit risk, and may have positive or negative duration.

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of U.S. fixed-income instruments of varying maturities. The type of bonds in which the Fund may invest include a variety of fixed-income instruments such as, but not limited to, government notes and bonds, corporate bonds, commercial and residential mortgage-backed securities, asset-backed securities, and derivatives such as swap agreements, futures contracts, and options that provide exposure and mitigate risks associated with various fixed-income instruments.

The Fund is explicitly prohibited from investing in direct or indirect obligations of the Commonwealth of Puerto Rico or any of its instrumentalities.

Dividend Distributions

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any. Dividends from such net investment income will be declared and paid monthly to holders of the Fund’s shares (“Shares”). After the issuance by the Fund of debt securities, monthly distributions to holders of shares normally will consist of all or a portion of its net investment income remaining after the payment of interest on borrowings. Please note that dividend rates will vary from month to month. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of dividends to holders of Shares. As a result, the dividend paid by the Fund to holders of Shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period.

The record date for dividend payments to holders of Shares is selected by the Fund’s Board of Directors (the “Board”) or the Board’s Dividend Committee on or prior to such record date, and the dividend payment date is the fifteenth day of the following month (or if such day is not a business day, i.e., a day that the New York Stock Exchange (“NYSE”) is open for business (“Business Day”), the next succeeding Business Day). Shareholders of record are entitled to dividend distributions if the trade date for purchase of Shares is on or prior to the record date for such dividend distribution. If the trade date for a purchase of Shares is subsequent to such record date, the shareholders will not be entitled to such dividend distribution. Shares redeemed with a trade date on or prior to the record date for a dividend distribution are not entitled to such dividend distribution. Net realized capital gains, if any, will be retained by the Fund, unless the Board determines that capital gains must be distributed to holders of Shares in order to ensure advantageous tax treatment for the Fund.

The per-share dividends on Class C Shares of the Fund will be lower than the per-share dividends on Class A Shares principally as a result of the higher account maintenance and distribution fees applicable to Class C Shares.

Taxable Dividends distributed to investors who are individuals will be distributed net of a 15% Puerto Rico income tax withholding, which will be automatically withheld at the source by the issuing and paying agent of the Fund.

Use of Leverage

The Fund engages in borrowing and other forms of leverage, such as derivatives, to increase amounts available for investment consistent with its investment objective. Atlas Asset Management, LLC (the “Adviser”) may, when consistent with the Fund’s investment objective, buy options or futures on a security or an index of securities, or enter into swap agreements, including, interest rate and credit default swaps (collectively, commonly known as derivatives).

The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or credit risk. The Fund may also use derivatives for leverage. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements). Reverse repurchase agreements may be considered to be a type of borrowing.

Principal Investment Risks

An investment in the Fund entails certain risks and, therefore, should be undertaken only by investors capable of evaluating and bearing the risks of the Fund. There can be no assurance that the Fund’s investment objectives will be achieved or that an investor will receive a return of its capital.

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. The Fund invests substantially all of its assets in fixed-income instruments and derivatives that provide exposure to fixed-income instruments. The following information is intended to help you better understand some of the risks of investing in the Fund. It is not intended to constitute a complete list of all risks which could potentially impact an investment in the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security.

Before investing in the Fund, you should carefully consider the risks that you assume when investing in the Fund. In addition to the risks listed below, you should evaluate all of the additional information contained in this Prospectus and consult with your financial, legal and tax advisers prior to making an investment decision with respect to the Fund.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and foreign investment securities markets, which, in turn, may be influenced by a number of factors, including (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Although the Fund may be less volatile than funds that invest most of their assets in common stocks because the Fund invests in investment securities, the Fund’s net asset value (“NAV”) may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in the Fund and you may lose money.

Market events (including public health crises and concerns) can have a profound economic and business effect that results in cancellations and disruptions to supply chains and customer activity, disruption and displacement of one or more sectors or industries, closing of borders and imposition of travel restrictions and quarantines, general public concern and uncertainty and, in extreme cases, exchange trading halts due to rapidly falling prices. For example, COVID-19 caused significant volatility and declines in global financial markets, including the U.S. financial markets. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in way that cannot necessarily be foreseen.

Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly, and therefore adversely affect the Fund.

An investment in the Fund is designed primarily, and is suitable only, for long-term investors, and is not suitable for all investors. Further, an investment in the Fund is not equivalent to an investment in the underlying securities of the Fund and investors should not view the Fund as a vehicle for trading purposes.

Fixed-Income Securities Risk. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease. In addition, the Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s NAV to fluctuate more. If rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the

Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments.

This may result in the Fund having to reinvest its proceeds in lower yielding securities.

Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the Adviser would like or at the price the Adviser believes the security is currently worth. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Exchange-Traded Funds Risk (“ETFs”). The Fund may invest in ETFs, which are typically open-end investment companies that are traded on a national securities exchange. ETFs typically incur fees, such as investment advisory fees and other operating expenses that are separate from those of the Fund, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. An investment in the Fund is subject to the risks associated with investments in the underlying ETFs in which it invests. The Fund will indirectly pay a proportional share of the asset-based fees of the underlying ETFs in which it invests.

There is a risk that the Adviser’s evaluation and assumptions regarding a broad asset class or the ETFs in which the Fund invests may be incorrect based on actual market conditions. In addition, at times the segment of the market represented by an underlying ETF may be out of favor and under perform other segments. There can be no assurance that the underlying ETFs will achieve their investment objectives, and the performance of the underlying ETFs may be lower than the asset class that they were selected to represent. The underlying ETFs may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the underlying ETFs at a time that is unfavorable to the Fund.

An investment in an ETF is not equivalent to an investment in the assets held by the ETF. The market price of ETF units on the securities exchange on which they are traded may be lower than or higher than their NAV. An active trading market for ETF units may not develop or be maintained. Trading of ETF units may be halted if the listing exchange’s officials deem such action appropriate. ETFs may not fulfill their objective of tracking the performance of an index or specific security or benchmark which they seek to track. A significant percentage of certain ETFs may be comprised of issuers in a single industry or sector of the economy, which may present more risks than if such funds were broadly diversified.

Interest Rate Risk. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities and may not always follow this pattern. The Fund may manage interest rate risk by varying the average-weighted effective maturity of the portfolio to reflect an analysis of interest rate trends and other factors. The Fund’s average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to increase and longer when the portfolio manager expects interest rates to fall. The Fund intends to use futures primarily to manage interest rate risk but may also use swaps and options.

Leverage Risk. Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. These risks may be heightened if the Fund invests all, or a significant portion of its assets in futures, forwards, swaps, and other types of derivatives. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. Through the use of leverage, the Fund’s total investment exposure could far exceed the value of its portfolio securities, and its investment performance could be dependent on securities not directly owned by the Fund. Certain commodity-linked derivatives may subject the Fund to leveraged market exposure to commodities. In addition, the Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful. The effect of leverage may cause a shareholder to lose all or a portion of its investment in the Fund.

High-Yield Risk. The Fund intends to invest at least 90% of its assets in fixed-income securities that, at the time of purchase, are rated “investment grade,” that is, rated “AAA,” “AA,” “A” or “BBB” by S&P Global Ratings (“S&P”), “Aaa,” “Aa,” “A” or “Baa” by Moody’s Investor Services, Inc. (“Moody’s”), “AAA,” “AA,” “A” or “BBB” by Fitch Ratings, Inc. (“Fitch”), without regard to any gradations within such categories, or within the four highest investment grade categories (without regard to any gradations within such categories) by any other nationally recognized statistical rating organization, or, if not rated, are considered by the Adviser to be of comparable credit quality or are approved by the Office of the Commissioner of Financial Institutions of Puerto Rico (the “Commissioner”). Obligations rated in the lowest investment grade category (BBB by S&P, Baa by Moody’s or BBB by Fitch, without regard to any gradations within such categories) are generally regarded as having adequate capacity to pay interest and repay principal but may have some speculative characteristics. Obligations rated below investment grade (i.e., below BBB− by S&P, Baa3 by Moody’s or BBB− by Fitch), in which the Fund may invest up to 10% of its assets, may have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative illiquidity of the secondary trading market. Because lower-rated bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return. Subsequent to its purchase by the Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that S&P, Moody’s, Fitch, and other ratings agencies might not change in a timely manner their ratings of a particular issue to reflect subsequent events. The Adviser is under no obligation to sell portfolio securities that are downgraded below investment grade after these securities are purchased by the Fund. If a portfolio security is downgraded, the Adviser will consider factors such as price, credit, risk, market conditions, the financial condition of the issuer and prevailing and anticipated interest rates in determining whether to sell or hold the security as a portfolio investment.

Mortgage- and Asset-Backed Securities Risk. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBSs”) and residential mortgage-backed securities (“RMBSs”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing the Fund to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected.

This can reduce the Fund’s returns because the Fund will have to reinvest that money at lower prevailing interest rates. In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

CMBSs are subject to certain other risks. The market for CMBSs developed more recently than that for RMBSs and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBSs are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.

Similarly, the value of the Fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.

Collateralized Mortgage Obligation Risk. The Fund may invest in collateralized mortgage obligations (“CMOs”), which are a type of mortgage-backed security. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the Adviser, it is possible that the Fund could lose all or substantially all of its investment.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles. In addition, the Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of forwards, swaps, futures, and options). The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Credit Quality Risk. Through the Fund’s investments in fixed-income securities, the Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact the Fund’s returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

Many fixed-income securities receive credit ratings from services such as S&P, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact your return and yield. Please refer to the “Explanation of Rating Categories” section of this Prospectus attached as Appendix B for a description of bond rating categories.

Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Treasury Futures Contracts Risk. While transactions in Treasury futures contracts may reduce certain risks, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any Treasury futures contracts. To the extent the Fund uses Treasury futures contracts, it is exposed to additional volatility and potential losses resulting from leverage. Losses (or gains) involving Treasury futures contracts can sometimes be substantial, in part because a relatively small price movement in a Treasury futures contract may result in an immediate and substantial loss (or gain) for the Fund.

Foreign Exposure Risks. The Fund may invest in foreign debt, mostly in developed economies. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, governments, and may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company.

Foreign Market Risk. Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities. Future political and economic developments, the possible imposition of withholding taxes on dividends, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the Securities and Exchange Commission (the “SEC”), the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

Geographic Investment Risk. To the extent that the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards, and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Restrictions on the Transfer of Class A Shares and Class C Shares and Loss of Tax Benefits Risk. The Class A shares, and Class C shares may only be transferred by operation of law, and only to Puerto Rico Residents. In addition, shareholders of the Fund (“Shareholders”) who cease to be Puerto Rico Investors (as defined in “Dividends and Taxes” below) may no longer have available the tax benefits that make the Fund an attractive investment.

Suspension of Issuances and Redemptions Risk. The Fund intends to issue shares on a continuous basis and effect daily redemptions but reserves the right to postpone payment of redemption proceeds whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); or (ii) the SEC permits such suspension and so orders.

Industry Risk. Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund’s investments, if any, in multiple companies in a particular industry increase the Fund’s exposure to industry risk.

Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.

Because the Fund invests substantially all of its assets in fixed-income securities or income-generating securities, it is subject to risks such as credit risk and interest rate fluctuations. The Fund’s performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.

The Fund may use short sales, futures, options, swap agreements (including, but not limited to, interest rate, credit default and total return), and other derivative instruments individually or in combination to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. There is no guarantee that the Adviser’s use of derivative investments will benefit the Fund. The Fund’s performance could be worse than if the Fund had not used such instruments. The use of such investments may instead increase risk to the Fund, rather than reduce risk.

Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual security or multiple securities in the portfolio decreases or if the Adviser’s belief about a security’s intrinsic worth is incorrect. Further, regardless of how well individual securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund, you may lose money.

Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed as ordinary income tax rates when distributed to shareholders.

Real Estate Investments Trust (“REIT”) Risk. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk.

Repurchase and Reverse Repurchase Agreements Risk. The Fund may engage in repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the repurchase agreement may be severely restricted during that extension period.

The Fund may also engage in reverse repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If the counterparty to a reverse repurchase agreement defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the reverse repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

While there is authority generally supporting the treatment of repurchase agreements as collateralized loans for Puerto Rico income tax purposes, such authority does not address the tax treatment of repurchase agreements that the Fund typically enters into, which contain provisions that grant the purchaser the right to sell, transfer, pledge or hypothecate the securities. The Puerto Rico Treasury Department could take the position that this type of arrangement should be viewed as a transfer of ownership of the underlying security and that the Puerto Rico courts would agree with that view. In such event, the tax-exempt interest of the securities will not constitute tax exempt income of the Fund, and the portion of the Tax- Exempt Dividends distributed by the Fund from such interest could be treated either as Taxable Dividends or Capital Gain Dividends subject to Puerto Rico income tax. See “Taxes”— “Puerto Rico Taxation”— “Impact of Repurchase Agreements on Tax-Exempt Dividends” in the Prospectus.

Sector Risk. Equity securities within the same group of industries may decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of the Fund’s assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector.

Financial Sector Risk: The Fund may, from time to time, invest a certain amount of its assets in the financial sector. The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

Sovereign Debt Risk. The Fund may invest in U.S. and non-U.S. government debt securities. Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt it may be subject to currency risk.

Puerto Rico Investment Companies Act of 2013 Compliance Risk. Prior to registration under the 1940 Act, the Fund was registered under the Puerto Rico Investment Companies Act of 2013, as amended (“PRICA”) and subject to the investment and regulatory requirements set forth therein. The Puerto Rico securities regulator has informally indicated that the Fund will not be required to comply with the PRICA since it is now registered under the 1940 Act, although the matter is not entirely free from doubt. In the event the Fund is required to comply with the PRICA, it intends do so. Most of the requirements of PRICA are either substantially identical to, or less restrictive than, the requirements with which the Fund must comply pursuant to the 1940 Act.

Changes in Applicable Law Risk. Legislation affecting Puerto Rico securities, assets other than Puerto Rico securities, Puerto Rico and U.S. investment companies, taxes, and other matters related to the business of the Fund are continually being considered by the Puerto Rico Legislature and the U.S. Congress. Moreover, the determinations made, and the waivers and rulings granted by the Commissioner to the Fund do not constitute a precedent binding on the Commissioner. There can be no assurance that legislation enacted, or regulations promulgated after the date hereof will not have an adverse effect on the operations of the Fund, the economic value of the Shares, or the tax consequences of the acquisition or redemption of Shares.

Changes in United States Tax Law; No U.S. Federal Tax Ruling Risk. Under regulations issued under Section 937(b) of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), income that is otherwise treated as income from sources within Puerto Rico under the general source of income rules is treated as income from United States sources and not excludable from gross income under Section 933 of the U.S. Code if it consists of income derived in a “conduit arrangement.” Based on the current language of the regulations and the guidance offered therein, it is more likely than not that an investment in the Shares is not the type of transaction intended to be covered by these rules, and in accordance with this interpretation, it is more likely than not that the source of dividends on the Shares will be treated as income from sources within Puerto Rico. The Fund does not plan to request a ruling from the Internal Revenue Service (the “IRS”) with respect to the U.S. federal income tax treatment to be accorded to an investment in the Shares, and no assurance can be given that the IRS or the courts will agree with the tax treatment described herein. You should read carefully the section entitled “Tax Consequences” beginning on page 19 of the Prospectus for a more detailed description of the tax implications any investment the Shares entails. You should also consult your tax advisor about your tax situation.

U.S. Federal Tax Law; FATCA Rules. Sections 1471 through 1474 of the U.S. Code (commonly known as “FATCA”), interpreted by the corresponding regulations, impose a 30% withholding tax at the source upon most payments of U.S. source income made to certain “foreign financial institutions” or “non-financial institutions” or “non-financial foreign entities” (each, a “NFFE”), unless certain certification and reporting requirements are satisfied by such NFFE, including providing information with respect to its respective investors. The regulations issued by the U.S. Treasury and the IRS, provide that the Fund is to be treated as a NFFE. Accordingly, the Fund will be required to provide the payors of such U.S. source income certain information with respect to its investors, which would then be disclosed to the IRS. However, the Fund has elected to be treated as a direct reporting NFFE, and, as such, it is required to provide such information directly to the IRS (instead of providing it to such payors) by filing Form 8966 with the IRS on or before March 31 of each year.

If the Fund were to be unable to provide such investor information to its payors or otherwise fail or be unable to comply with the legal and regulatory requirements of the U.S. Code, the Fund’s U.S. source income may be reduced, inasmuch as it would be subject to such 30% withholding tax at the source. This reduction may negatively affect the amount of dividends that may be distributed by the Fund or the Fund’s NAV.

U.S. federal tax law: 30% withholding on dividends from sources within the United States received by the Fund may qualify for a 10% U.S. federal income tax rate if it meets certain requirements of the U.S. Code. If the Fund claims the application of the 10% rate and does not meet these requirements, then the dividends would be subject a 30% U.S. federal income tax.

Political and Other Risk. Political, legal or regulatory developments in Puerto Rico and in the United States or changes in the applicability of existing laws to the Fund could adversely affect the tax-exempt status of interest paid on securities or the tax-exempt status of that portion of the Fund’s dividends that are tax-exempt. These developments could also cause the value of the Fund’s investments and therefore, the Shares, to fall or jeopardize the continued viability of the Fund, resulting, in either case, in a possible loss to shareholders.

Market Timers Risk. The interests of the Fund’s long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when its Shares are repeatedly bought and sold in response to short-term market fluctuations—also known as “market timing.” Market timing may cause the Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have available to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer’s Shares. These factors may hurt the Fund’s performance and, as a consequence, its shareholders. The Fund has procedures in place to deter and monitor such activity.

Borrowings Risk. The Fund is permitted to borrow up to 5% of the Fund’s total assets from banks for temporary or emergency purposes, including to meet redemptions of the Fund’s shares that otherwise require the untimely disposition of securities owned by the Fund.

Optional Redemption Risk. The Fund reserves the right to redeem all Class A Shares or Class C Shares if, after one year following the commencement of the Fund’s operations, the net assets of such class of common stock are less than $15 million. Ultimus Fund Solutions, LLC (“Ultimus,” the “Administrator,” or the “Transfer Agent”) will be responsible for performing the calculation of the NAV per share of each class for purposes of this optional redemption feature. If the Fund exercises this right, an investor may not recover his or her entire investment in the Fund because (i) the Fund’s NAV of such class may be lower than the price per share of such class paid by such investor and (ii) in the case of a redemption of Class A Shares, an investor will not recover any sales charges paid in connection with its acquisition of the Class A Shares.

Key Personnel Risk. The Fund depends on the diligence, skill, and network of business contacts of the investment professionals of the Adviser to achieve the Fund’s investment objectives. The Fund expects that the Adviser’s team of investment professionals will source, evaluate, negotiate, structure, close and monitor the Fund’s investments in accordance with the terms of the investment advisory agreement by and between the Fund and the Adviser (the “Advisory Agreement”). The loss of any key member of the Adviser would limit the Fund’s ability to achieve its investment objectives and operate as the Fund anticipates. This could have a material adverse effect on the Fund’s financial condition, results of operations and cash flows.

Multiple Advisory Clients Risk. The Adviser may provide advice to separate account clients and other investment companies. The services to be provided by the Adviser will not be exclusive, and the Adviser will be free to render similar services to other parties. As such, the advice given by the Adviser to other clients may differ from the advice given to the Fund, even though the investment objectives of such other clients may be the same or similar to the Fund’s investment objectives. In some instances, these practices could result in a detrimental effect on the price, volume, and/or availability of an investment for the Fund.

The Adviser may, at any time, buy or sell, or may direct or recommend that another person buys or sells, investments, securities or other property of the same kind or class that are purchased or sold by the Fund upon the recommendation of the Adviser. The Adviser may have a general policy regarding each investment opportunity being considered for investment on behalf of and by all its respective clients looking to invest their available capital. If an investment opportunity is approved, such investment opportunity may be allocated across all clients with capital available for investment and for which such investment opportunity is suitable.

Additional Information Regarding Fund Investments

The following policies and limitations supplement the Fund’s investment policies set forth in the Prospectus. The Fund’s investments in securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this SAI. The following sections list the Fund’s investment policies, limitations, and restrictions.

Fundamental Investment Limitations

The investment limitations described below may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund’s outstanding Shares. Such majority is defined as the lesser of (a) 67% or more of the Shares present at a meeting at which the holders of more than 50% of the outstanding Shares are represented in person or by proxy, or (b) more than 50% of the outstanding Shares of the Fund.

The Fund may not:

1.	Make loans to other persons, provided that the Fund may lend its portfolio securities in an amount up to 33 1/3% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, banker’s acceptances, repurchase agreements and any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff shall not be deemed to be the making of a “loan”. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities.

2.	Purchase or sell real estate or real estate limited partnerships, except to the extent permitted under the 1940 Act, the rules, and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. This restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts (“REITs”) or other issuers that deal in real estate.

3.	Invest in commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules, and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Act as underwriter of securities, except to the extent permitted under the 1940 Act, the rules, and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules, and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, the rules, and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Notwithstanding any of the Fund’s fundamental investment restrictions (including, without limitation, those restrictions relating to industry concentration), the Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Fund.

With respect to senior securities, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act.

Rule 18f-4 under the 1940 Act (“Rule 18f-4”) regulates the use of derivatives by the Fund. Rule 18f-4 generally permits the Fund to enter into derivatives transactions provided it complies with certain conditions. Rule 18f-4 permits the Fund to treat reverse repurchase transactions (and other similar financing transactions) either as borrowings or as “derivatives transactions” subject to the risk-based limits of Rule 18f-4 and does not require the Fund to maintain segregated assets to meet its asset coverage requirements. Rule 18f-4 also permits the Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle. These transactions will not be deemed to involve a senior security, and thus generally will not require the Fund to maintain a “segregated account” when engaging in these types of transactions, subject to certain conditions and any other restrictions that the Fund has adopted.

Non-Fundamental Investment Limitations

Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowing for investment purposes) in securities of issuers in the United States. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy. Investments may include U.S. registered securities of issuers outside of the United States such as American Depository Receipts.

The Fund has a non-fundamental policy not to invest in direct or indirect obligations of the Commonwealth of Puerto Rico or any of its instrumentalities and any security, regardless of jurisdiction, which may be deemed illiquid by the Adviser.

The following descriptions from the 1940 Act may assist shareholders in understanding the above policies and restrictions.

●	Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions. In determining industry classification, the Fund may use any one of the following: the Bloomberg Industry Group Classification, S&P, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes, or the Global Industry Classification Standard. For the purpose of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based on the nature of its underlying assets.

●	Borrowing. The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

●	Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

●	Lending. Under the 1940 Act, the Fund may only make loans if expressly permitted by its investment policies. The Fund’s investment policies on lending are set forth above. As of the date of this SAI, the Fund does not engage in securities lending.

●	Underwriting. Under the 1940 Act, underwriting securities involves the Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

●	Real Estate. The 1940 Act does not directly restrict the Fund’s ability to invest in real estate but does require that every fund have a Fundamental Investment Policy governing such investments. The Fund has adopted a Fundamental Policy that would permit direct investment in real estate. However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Board.

Any investment limitation that involves a maximum percentage (other than the restriction set forth above with respect to borrowing money) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. The 1940 Act requires that if the asset coverage for bank borrowings at any time falls below 33-1/3% of its total assets (including the amount borrowed) plus an additional 5% of its total assets for temporary purposes, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

Unless otherwise stated, the following additional investment strategies and general policies apply to the Fund and provide further information regarding the types of securities the Fund may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent. The percentage limitations included in these policies and elsewhere in this SAI normally apply only at the time of purchase of a security. If the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” attached as Appendix A includes descriptions of investment terms used throughout the Prospectus and SAI.

Cash Position

The Fund may not always stay fully invested. For example, when the Adviser believes that market conditions are unfavorable for investing, or when it is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are residual, they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Fund’s cash position may also increase temporarily due to unusually large cash inflows.

Exchange-Traded Funds

The Fund generally achieves a portion of its investment objective by investing in shares of common stock of ETFs.

Each share of an ETF represents an undivided ownership interest in the portfolio of stocks held by the ETF. ETFs are trust or similar vehicles that acquire and hold either: (1) shares of all of the companies that are represented by a particular index in the same proportion that is represented in the indices themselves or (2) shares of a sampling of the companies that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 of its shares) called creation units. Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposits, and creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Most ETF investors, however, purchase and sell ETF shares in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. ETF investors generally must pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

Investors should be aware that funds or unit investment trusts that try to replicate the performance of a particular market index will never be able to do so exactly because of the operational fees and expenses incurred by the trust or fund or because of the temporary unavailability of certain of the securities underlying the index. The market price of this type of investment on the securities exchange on which they are traded may also be lower than their NAV. The difference in price may be due to the fact that the supply and demand in the market for shares in the investment vehicle at any time is not always identical to the supply and demand in the market for the basket of securities underlying the particular index.

Investors should also be aware that by investing in the Fund, they will, in effect, incur the costs of two levels of management services: (1) the services provided by the Adviser and (2) the services provided by the managers or advisers of the various funds in which the Fund may invest.

Foreign Securities

The Fund may invest in foreign securities. The portfolio manager seeks investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. The Fund may not invest more than 20% of its total assets in fixed income securities or large capitalization stocks (mainly ETFs) of foreign issuers denominated in U.S. dollars.

High-Yield Bonds

The Fund may invest up to 10% of its assets in a diversified pool of non-investment grade fixed income securities solely through the use of ETFs. A high-yield bond (also called a “junk” bond) is a bond rated below investment grade by the major rating agencies (i.e., BB+ or lower by S&P and Fitch, or Ba or lower by Moody’s) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

Illiquid or Restricted Investments

The Fund may purchase commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Adviser determines that, under guidelines approved by the Board, an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

The Fund may be limited in pursuing investment opportunities, particularly those in emerging and frontier markets, by the limits on its ability to hold illiquid investments. Certain securities trade in lower volume and may be less liquid than securities of large established companies. Because the SEC places a limit of 15% of net assets that can be invested in illiquid investments, the Fund may be forced to forego investments that are deemed illiquid. The Fund does not currently intend to invest in securities that the Adviser deems illiquid.

Investment Companies

The Fund may invest in securities issued by other investment companies. The Fund intends to limit its investments in accordance with applicable law or as permitted by Rule 12d1-4 under the 1940 Act. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by the Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its proportionate share of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fee and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by the Fund’s shareholders.

To the extent applicable, the Fund intends to rely on Section 12(d)(1)(F) and Rule 12d1-4 under the 1940 Act which in conjunction with one another allow registered investment companies (such as the Fund) to exceed the limitations set forth above, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) do not exceed the limits on sales loads established by the Financial Industry Regulatory Authority, Inc. (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F).

Leverage

The Fund may enter into repurchase and futures transactions that meet the requirements of Rule 18f-4 under the 1940 Act. Leverage creates certain risks for common shareholders, including higher volatility of the NAV of the Shares, as well as higher volatility in the dividend rate paid by the Fund on its Shares. Leverage also creates the risk that the investment return on the Fund’s Shares will be reduced to the extent the interest on debt securities, as applicable, and other related expenses exceed the income earned by the Fund on its investments.

In addition, leverage also may reduce the return on Shares due to the risk of losses that may be recognized on portfolio securities or borrowings. The effects of leverage may cause a shareholder to lose all or a portion of its investment in the Fund. If the Fund is liquidated, debtholders will be entitled to receive liquidating distributions before any distribution is made to common shareholders. Moreover, the Fund is authorized to borrow money in an amount up to 5% of its total assets (after giving effect to the amount borrowed) for temporary or emergency purposes. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the holders of the Fund’s Shares, and the terms of any borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends (if any) to holders of Shares. Interest payments and fees incurred in connection with borrowings will increase the Fund’s expense ratio and will reduce any income the Fund otherwise has available for the payment of dividends.

Mortgage- and Asset-Backed Securities

The Fund will invest a minimum of 20% of the Fund’s total assets in fixed or variable rate commercial or residential mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entities representing an interest in or guaranteed by mortgages on real property located in Puerto Rico. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government and may not be in the future. Fannie Mae and Freddie Mac are under the conservatorship of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government.

Under the conservatorship, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guaranteed obligations of Fannie Mae and Freddie Mac.

The Fund may purchase mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized mortgage obligations, collateralized debt obligations (including collateralized loan obligations and collateralized bond obligations), structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return.

Unlike traditional debt instruments, payments on mortgage- and asset-backed securities include both interest and a partial payment of principal. Prepayment of the principal of underlying loans at a faster pace than expected is known as “prepayment risk,” and may shorten the effective maturities of these securities. This may result in the Fund having to reinvest proceeds at a lower interest rate. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities.

In addition to prepayment risk, investments in mortgage-backed securities, particularly those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than other mortgage- and asset-backed securities.

Mortgage and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Options on Securities and Indices

The Fund may purchase and write put and call options on securities and indices. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities will be “covered” as if the requirements of the 1940 Act were applicable.

Portfolio Turnover

Portfolio turnover rates are generally not a factor in making buy and sell decisions. Changes may be made to the Fund’s portfolio, consistent with the Fund’s investment objective and policies, when the portfolio manager believes such changes are in the best interests of the Fund and its shareholders. Short-term transactions may result from the purchase of a security in anticipation of relatively short-term gains, liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund (including due to shareholder purchases and redemptions), the nature of the Fund’s investments, and the investment style of the portfolio manager. Changes are normally made in the Fund’s portfolio whenever the Adviser believes such changes are desirable. Due to the nature of the securities in which it invests, the Fund may have relatively high portfolio turnover compared to other funds.

Real Estate-Related Securities

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. The Fund may only invest in shares of REITS limited to mortgage-backed securities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. Only exchange-traded shares will be considered for an investment in the Fund.

Treasury Futures Contracts

Treasury futures contracts, which are exchange-traded, are typically used to obtain interest rate exposure in order to manage duration. A Treasury futures contract is a bilateral agreement where one party agrees to accept and the other party agrees to make delivery of a U.S. Treasury security, as called for in the agreement at a specified date and at an agreed upon price. Generally, Treasury futures contracts are closed out or rolled over prior to their expiration date.

U.S. Municipal Obligations

Municipal Obligations share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Among the Municipal Obligations that the Fund may purchase are general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Municipal Obligations are subject to credit and market risk. Generally, prices of higher-quality issues tend to fluctuate less with changes in market interest rates than prices of lower-quality issues and prices of longer-maturity issues tend to fluctuate more than prices of shorter-maturity issues.

U.S. Government Securities

The Fund may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury, including Treasury Inflation-Protected Securities (also known as “TIPS”), and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the “full faith and credit” of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

Fund Policies

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of the Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies and procedures are designed to ensure that disclosures of a Fund’s portfolio holdings are made consistently with the antifraud provisions of the federal securities laws and the fiduciary duties of the Fund and the Adviser. The policies provide that the Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations and affiliated persons of the Fund.

In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and N-PORT two months after the end of each quarter/semi-annual period. The Fund may also disclose its portfolio holdings by mailing a quarterly report to its shareholders.

The Fund may choose to make available to rating agencies such as Lipper, Morningstar, or Bloomberg earlier and more frequently on a confidential basis.

The Fund’s Chief Compliance Officer is responsible for monitoring the Fund’s compliance with these policies, providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy, and recommending changes, if necessary.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Fund’s policies provide that non-public disclosures of the Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Fund) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and the Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to the Fund’s shareholders, the Adviser may authorize the release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to the Fund’s shareholders, the Adviser will not authorize such release.

Ongoing Non-public Disclosure Arrangements

As authorized by the Board and/or the Fund’s executive officers, the Fund may periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. In none of these arrangements does the Fund or any “affiliated person” of the Adviser receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser. Set forth below are the authorized ongoing arrangements as of the date of this SAI:

●	Full holdings on a daily basis to the Adviser at the end of each day.

●	Full holdings on a daily basis to Ultimus as Transfer Agent and Administrator of the Fund, at the end of each day;

●	Full holdings on a daily basis to U.S. Bank, National Association, as custodian for the Fund;

●	Full holdings to Northern Lights Distributors, LLC, as distributor of the Fund (the “Distributor”), on a monthly basis;

●	Full holdings to Cohen & Company, Ltd., the Fund’s independent registered public accounting firm as soon as practicable following the Fund’s fiscal year-end or on an as-needed basis; and

●	Full holdings to Thompson Hine LLP, as legal counsel to the Fund, as necessary for the performance of services.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Fund.

The Fund’s Chief Compliance Officer reviews the arrangements with each recipient on an annual basis. The Board shall, on a quarterly basis, be advised of any revisions to the list of recipients of portfolio holdings and the reason for such disclosure. These policies and procedures will be reviewed for adequacy and effectiveness in connection with the Fund’s compliance program under Rule 38a-1 under the 1940 Act.

A listing of the parties who will receive portfolio holdings pursuant to these procedures is maintained by the Fund’s Compliance department. There can be no assurance that the policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

Management of the Fund

Overall responsibility for management of the Fund is vested with the members of the Board, who are elected by the shareholders of the Fund, unless appointed to fill a vacancy in accordance with the By-laws of the Fund and the 1940 Act. The Fund is managed by the Board in accordance with the laws of the Commonwealth of Puerto Rico. There are currently five (5) Directors, three (3) of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Directors”).

The three (3) Independent Directors are Eduardo Inclán, Fernando J. Nido and Jorge Padilla. The two (2) Interested Directors are Paul Hopgood and Jaime Pandal.

The following table lists each Director, his year of birth, position with the Fund, principal occupations during the past five years, and other directorships. Each Director oversees the Fund. Directors shall be elected annually at a meeting of stockholders held for that purpose as provided in the Certificate of Incorporation. The term of office of each Director shall be from the time of his election and qualification until the election of Directors next succeeding his election and until his successor shall have been elected and shall have qualified or until his death, or until he shall have resigned or until December 31 of the year in which he shall have reached eighty (80) years of age, or until he shall have been removed as provided in the Fund’s By-laws, or as otherwise provided by statute or the Certificate of Incorporation. Each Director’s address is c/o Atlas U.S. Tactical Income Fund, Inc., Buchanan Office Center, Road 165 No. 40, Suite 201, Guaynabo, PR 00968.

Name (Year of Birth)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(i)	Other Directorships
Independent Directors
Eduardo Inclán (1975)	Director	1 year; Since Inception	Founder and Managing Director, Bluhaus Capital, LLC; Founder and Managing Partner, Bluhaus Small Business Fund; Director East Island Excursions, Inc.; Former Senior Vice President Investment Banking Director Santander Securities.	1	East Island Excursions, Inc.
Fernando J. Nido (1959)	Director	1 year, Since September 2022	Independent Consultant, professional services since June 2014, Former Managing Partner, Puerto Rico, Deloitte; Former Member of Puerto Rico’s Board of Accountants; Former Vice Chair of Puerto Rico’s CPA Association.	1	Trans-Oceanic Life Insurance Company and Trans-Oceanic Life Insurance Company of America.
Jorge Padilla (1956)	Director	1 year; Since Inception	Director, Converge RE; Former Executive Director & Trustee, GDB Debt Recovery Authority; Consultant, VSC Group, LLC (February 2019 to July 2024); Former Director, Fundación CAP (March 2018 to October 2023); Former Senior Vice President and Chief Financial Officer of Universal Insurance Group, Inc.; Former President Universal Finance, Inc.; Certified Public Accountant since 1980.	1	None.

Name (Year of Birth)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(i)	Other Directorships
Interested Directors and Officers
Paul Hopgood (1976) (ii)	President and Director	1 year; Since Inception	President, Atlas Asset Management LLC; Former Chief Investment Officer of Santander Asset Management, LLC.	1	None
Jaime Pandal (1983)(iii)	Vice President, Secretary, Treasurer and Director	1 year; Since Inception	Managing Director & Vice President of Atlas Asset Management, LLC; President, JAPA, LLC (Real Estate); Former Senior Portfolio Analyst of Santander Asset Management, LLC.	1	None
Timothy Shaloo (iv) 1970	Chief Compliance Officer	1 year; Since July 2023	Assistant Vice President, Compliance Officer, Northern Lights Compliance Services, LLC (“NLCS”) (since 2023); Senior Compliance Analyst, NLCS (2021 -2023); Compliance Specialist, Ultimus Fund Solutions, LLC (2016 to 2021).	N/A	N/A

The term of office of each Director shall be from the time of his election and qualification until the election of Directors next succeeding his election and until his successor shall have been elected and shall have qualified or until his death, or until he shall have resigned or until the last day of the calendar quarter during which he reaches 80 years of age, or until he shall have been removed. The Board may extend the retirement age for a Director who reaches 80 years of age for an additional twelve-month period.

(i)	The Fund Complex consists solely of the Fund.

(ii)	An “interested person” as defined by the 1940 Act. Mr. Hopgood is deemed to be an “interested” director because he is the owner of 80% of the membership interests of the Adviser and also serves as its President.

(iii)	An “interested person” as defined by the 1940 Act. Mr. Pandal is deemed to be an “interested” director because he serves as Managing Director and Vice President of the Adviser.

(iv)	The address for Mr. Shaloo is Ultimus Fund Solutions, LLC, 2 Easton Oval, Suite 300, Columbus, OH 43219.

The Board believes that each Director’s experience, qualifications, attributes, and skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes common to all Directors are the abilities to review critically, evaluate, question, and discuss information provided to them, to interact effectively with the other Directors, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his duties effectively may have been attained through the Director’s business, consulting and/or public service; experience as a board member of the Fund, other investment funds, or non-profit entities or other organizations; education or professional training; and/or other life experiences.

Mr. Padilla is a CPA with over 42 years of experience in the financial industry and has demonstrated leadership and management abilities as evidenced by the senior executive level positions he has held during his career. Mr. Padilla has 30 years of executive-level management experience in the insurance and financial services industry and has served on the boards of various corporations. Over the last nine years, Mr. Padilla has worked as a consultant to financial services organizations and is an investor in various business ventures.

Mr. Inclán has over 22 years of experience in the finance industry including serving for over 16 years in an investment banking executive role, and over six years as founder and manager of a financial advisory and private equity firm. Mr. Inclán serves on the board of East Island Excursions, Inc., and is a manager of the $60 million Bluhaus Small Business Fund L.P. SBIC Fund.

Mr. Nido has practiced public accounting for over thirty years and now serves as an independent consultant for private business and as a director on several boards. Mr. Nido had a 33-year career at Deloitte & Touche LLP (“Deloitte”), including 23 years as a partner for Deloitte’s practice in Puerto Rico until his retirement. Mr. Nido’s responsibilities at Deloitte included client service delivery, professional practice quality, financial performance and attracting, developing and retaining talent. Mr. Nido currently serves as Director, Trans-Oceanic Life Insurance Company and Trans-Oceanic Life Insurance Company of America and served on the Board of X-Square Balanced Fund, LLC from January 2019 to April 2022.

Mr. Hopgood has over 24 years of experience in the asset management industry, including serving for over six years as senior portfolio manager and chief investment officer for a global asset management firm. Mr. Hopgood is President and Chief Investment Officer of the Adviser.

Mr. Pandal has over 16 years of experience in the wealth and asset management industry, which includes the responsibilities of trader and analyst. Mr. Pandal is Managing Director and Vice President of the Adviser.

Leadership Structure and Board of Directors

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s By-laws. The Board is currently composed of five members, three of whom are Independent Directors. The Board meets at regularly scheduled meetings four times each year. In addition, the Board may hold special meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee and a Dividend Committee and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Paul Hopgood, an interested director, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel, and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Jorge Padilla serves as the Lead Independent Director of the Fund. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures, and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. The Adviser and other service providers each have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Fund and the Adviser to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The

Board, the Audit Committee and the Dividend Committee also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Fund’s other primary service providers on a periodic or regular basis. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

The Board has two standing committees: an Audit Committee and a Dividend Committee. The Audit Committee’s function is to oversee the Fund’s accounting and financial reporting policies and practices and to recommend to the Board any action to ensure that the Fund’s accounting and financial reporting are consistent with accepted accounting standards applicable to the mutual fund industry. The members of the Audit Committee are Messrs. Inclán, Nido and Padilla. During the fiscal year ended September 30, 2024, the Audit Committee met three times.

The Dividend Committee’s function is to determine the amount, form, and record date of any dividends to be declared and paid by the Fund. The Dividend Committee has four members, three of whom are Independent Directors (Messrs. Inclán, Nido and Padilla) and one who is an Interested Director (Mr. Hopgood). During the fiscal year ended September 30, 2024, the Dividend Committee met 12 times.

The following tables show the dollar ranges of securities beneficially owned by the Directors in the Fund as of December 31, 2024. No Independent Director or any of his immediate family member owns beneficially or of record an interest in the Adviser or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser. As of December 31, 2024, the Directors and Officers as a group held 2.57% of the outstanding Class A shares and less than 1% of the outstanding Class C shares of the Fund.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex[i]
Independent Directors
Fernando J. Nido	over $100,000	over $100,000
Eduardo Inclán	$0	$0
Jorge Padilla	over $100,000	over $100,000
Interested Directors
Paul Hopgood	over $100,000	over $100,000
Jaime Pandal	$10,001 to $50,000	$10,001 to $50,000

*	The Fund Complex consists of the Fund.

Compensation of Independent Directors

Each Independent Director receives an annual stipend from the Fund of $10,000 plus expenses for attendance at each meeting of the Board. The Independent Directors do not receive retirement or other benefits as part of their compensation. The following table sets forth the compensation (minus withholding tax) earned by the Independent Directors for the Fund’s fiscal year ended September 30, 2024:

Independent Director	Compensation from Fund
Eduardo Inclán	$10,000
Fernando J. Nido	$10,000
Jorge Padilla	$10,000

Director and Officer Ownership of Fund Shares and Material Transactions

Certain directors and officers of the Fund are expected to purchase shares of the Fund. None of the directors and officers of the Fund have entered into any material transactions with the Fund; provided, however, that certain of the directors and officers of the Fund are employees of entities which may have entered into material agreements with the Fund, as described herein.

Code of Ethics

The Board has adopted a Code of Ethics. The Code of Ethics requires directors and officers of the Fund who are officers or employees of the Adviser and the Distributor, if any, to comply with various requirements in connection with securities transactions by such officers or employees, including obtaining pre-authorization for certain transactions. It also imposes on these directors and officers certain confidentiality obligations, limitations on outside business activities, and certain other obligations. The Code of Ethics requires Independent Directors to report to the Fund’s compliance officer purchases or sales of securities by such directors, if such directors know (or should have known) that during the prior 15-day period the Fund purchased or sold such securities, or the Adviser considered purchasing or selling such security. In addition, as required by law, the Board, including a majority of the Independent Directors, has approved the Code of Ethics of the Distributor and the Adviser.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. A shareholder owning of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have more significant effect on matters presented at a shareholders meeting than votes of other shareholders.

As of January 7, 2025, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name & Address	Percentage of Share Class
Class A Shares
Asociación de Empleadso Del ELA Agent PO Box 364508 San Juan, PR 00936-4508	9.22%
Pershing LLC PO Box 2052 Jersey City, NJ 07303	6.18%
Class C Shares
Pershing LLC PO Box 2052 Jersey City, NJ 07303	6.34%

Investment Advisory and Other Services

The following sections describe the Fund’s material agreements for investment advisory, custodial and transfer agency services.

Investment Adviser

The Adviser is an investment advisory firm organized as a limited liability company under the laws of the Commonwealth of Puerto Rico. The Adviser is registered as an investment adviser with the SEC and the Commissioner. Its principal offices are located at Buchanan Office Center, Suite 201, Road 165 No. 40, Guaynabo, Puerto Rico 00968, and its main telephone number is (787) 781-1301. The Adviser provides the Fund with investment advisory and management services, subject to the control and oversight of the Board and the officers of the Fund. The Adviser is responsible for choosing the Fund’s investments and handling its business affairs. The Adviser offers money management and investment services to institutional clients in Puerto Rico. As of December 31, 2024, the Adviser had approximately $332,154,015 in assets under management.

The Adviser is controlled by Paul Hopgood, who owns 80% of its membership interests.

On May 21, 2021, the Board, including a majority of the Independent Directors, approved the Advisory Agreement. As compensation for advisory services to the Fund, the Adviser is entitled to receive an annual investment advisory fee not to exceed (i) 0.65% of the average daily gross assets of the Fund (including assets purchased with the proceeds of leverage) up to $100 million, (ii) 0.60% of the average daily gross assets of the Fund (including assets purchased with the proceeds of leverage) for the next $200 million, (iii) 0.55% of the average daily gross assets of the Fund (including assets purchased with the proceeds of leverage) for amounts in excess of $300 million, payable monthly. For purposes of this calculation, average daily gross assets are determined at the end of each month on the basis of the average gross assets of the Fund for each Business Day during the month. The Adviser may waive its fees or pay the Fund’s expenses in order to maintain total annual fund operating expenses at the levels set forth in “Fees and Expenses of the Fund.” Any reduction in management fees or payment by the Adviser of the Fund’s expenses is subject to reimbursement by the Fund within the following three fiscal years if overall expenses fall below these percentage limitations. The Adviser reserves the right to discontinue any voluntary waiver of its fees or payment of Fund expenses in the future.

Securities held by the Fund also may be held by or be appropriate investments for other advisory clients for which the Adviser acts as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Adviser for the Fund or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made as far as feasible for the Fund and the respective clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Unless earlier terminated as described below, the Advisory Agreement continued in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter, if approved annually by a majority of the Independent Directors. The Advisory Agreement is not assignable and may be terminated without penalty (i) on 60 days’ written notice at the option of either party thereto or by the vote of a majority of the outstanding Shares of the Fund or (ii) at any time by a unanimous vote of the Independent Directors. The Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act. The Advisory Agreement was most recently renewed by the Board, including by a majority of the Independent Directors, at a meeting held on May 15, 2024. A discussion regarding the basis for the Board’s renewal of the Advisory Agreement is available in the Fund’s Form N-CSR for the fiscal year ended September 30, 2024, which is available on the Fund’s website at (www.atlas-am.com).

Expense Limitation. The Adviser has contractually agreed to waive the advisory fee payable by the Fund and/or pay expenses (subject to reimbursement by the Fund) in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding (i) any front-end contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expenses on securities sold short); (v) taxes; and (vi) extraordinary expense, such as litigation expenses exceed the annual rate of 1.15% of total assets for Class A Shares and 1.90% for Class C Shares. Fees waived or reimbursed by the Adviser may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation within three years following when such amounts were waived and/or reimbursed if such recoupment can be achieved within the lesser of the foregoing expense limits or the expenses limits in place at the time of the recoupment. For information about how the expense limitation affects the total expenses of the Fund, see the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. The Adviser has agreed to continue the waiver of its fee and/or payment of expenses until at least January 31, 2026.

The Adviser is responsible for the performance of certain administrative and management services for the Fund, including paying all compensation of and furnishing office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Adviser. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, if any, stock certificates and shareholders reports, charges of the Administrator, the Custodian and the Transfer Agent, charges of any paying agent, expenses of registering the Shares under Puerto Rico securities laws, fees of the Commissioner, fees and expenses of the Independent Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund.

The Adviser and its directors, officers and employees will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

The table below provides information about the advisory fees earned by the Adviser for the fiscal years ended September 30:

Fiscal Year Ended September 30	Advisory Fee Paid*	Fees Earned by the Adviser	Advisory Fees (Waived) Recouped	Net Fees Earned by the Adviser	Distribution Expenses Waived by the Adviser	Amount Subject to Recoupment
2022	0.65%	$1,019,680	$(357,112)**	$662,568	$41,850***	$0
2023	0.63%	$918,144	$(711,150)**	$206,994	$15,116***	$0
2024	0.64%	$885,266	$(510,416)**	$374,850	$0	$0

*	The Advisory fee shown is a percentage of gross assets of the Fund.

**	The Adviser voluntarily waived a portion of the Management Fees for the Fund during the fiscal years indicated.

***	The Adviser voluntarily waived a portion of the distribution expenses of the Fund during the fiscal years indicated.

Portfolio Manager

This section includes information about Paul Hopgood, the Fund’s portfolio manager, including information concerning other accounts he manages, the dollar range of Fund shares he owns and how he is compensated as of December 31, 2024.

Portfolio Manager	Number of Accounts	Accounts (Total Assets) (millions)	Number of Other Accounts (Total Assets) Subject to a Performance Fee
Paul Hopgood
Registered Investment Companies	0	$0	None
Other Pooled Investment Vehicles	0	$0	None
Other Accounts	12	$256,665,625.30	None

In managing other investment companies, other pooled investment vehicles and other accounts, the Adviser may employ strategies similar to those employed by the Fund. As a result, these other accounts may invest in the same securities as the Fund. The SAI section entitled “Portfolio Transactions” discusses the various factors that the Adviser considers in allocating investment opportunities among the Fund and other similarly managed accounts.

Fund Ownership

As of December 31, 2024, the portfolio manager owned over $100,000 of equity securities in the Fund.

Compensation

The portfolio manager receives base and discretionary compensation that is not directly linked to account performance.

Administration and Transfer Agent

Ultimus serves as Administrator of the Fund. The Administrator’s principal business address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Pursuant to an Administration Agreement with the Fund, the Administrator, subject to the overall supervision of the Board, provides facilities and personnel to the Fund in the performance of certain services including the determination of the Fund’s NAV and net income.

Ultimus is also the Fund’s Transfer Agent. The Transfer Agent will be responsible for maintaining a register of the Shares for holders of record and opening and maintaining Shareholder accounts.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. For the fiscal years ended September 30, the Fund paid administration fees as listed below:

Fiscal Years Ended September 30,	Fund Accounting Fees	Administrative Fees	Transfer Agent Fees
2022	$35,464	$111,037	$43,720
2023	$39,872	$92,927	$41,194
2024	$25,006	$71,222	$41,592

Custodian

U.S. Bank, National Association, with principal offices at 425 Walnut Street, Cincinnati, OH 45202 (the “Custodian”) serves as custodian for the assets of the Fund under an agreement with the Fund, dated July 31, 2021 (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian holds the Fund’s securities and keeps all necessary accounts and records. Under the Custodian Agreement, the Custodian (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of the Fund’s securities; and (4) responds to correspondence from security brokers and others relating to its duties. The Custodian may, with the approval of the Fund and at the Custodian’s own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that the Custodian shall remain liable for the performance of all of its duties under the Custodian Agreement.

Distributor

The Fund is distributed by the Distributor, a registered broker-dealer and member of the FINRA. The Distributor has agreed to use reasonable efforts to sell the shares of the Fund, subject to the satisfaction of certain conditions. The offering of the Fund’s shares is continuous.

The following table sets forth the total amount paid by the Fund for underwriting commissions, and the net amounts retained by the principal underwriter during the last three fiscal years:

Fiscal Year Ended September 30	Total Underwriting Commissions	Net Underwriting Discounts and Commissions Retained by Distributor
2022*	$22,352	$2,115
2023	$54,018	$5,698
2024	$57,017	$4,651

*	Prior to May 31, 2022, the Fund was Distributed by Oriental Financial Services Corp., a securities broker-dealer registered in Puerto Rico.

Distribution and Service Plan

The Board has adopted a distribution and service plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of Shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. Under the 12b-1 Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets with respect to Class A Shares and 1.00% with respect to Class C Shares.

In approving the 12b-1 Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to the 12b-1 Plan (the “Rule 12b-1 Directors”), considered various factors and determined that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its shareholders.

The 12b-1 Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the Fund’s outstanding voting shares or by the Board and (b) by the vote of a majority of the Rule 12b-1 Directors cast in person at a meeting called specifically for the purpose of voting on the 12b-1 Plan. While the 12b-1 Plan remains in effect, the Fund will furnish to the Board a written report of the amounts spent by the Fund under the 12b-1 Plan and the purposes for these expenditures. The 12b-1 Plan may not be amended to increase materially the amount to be spent for distribution or shareholder services without shareholder approval and all material amendments to the 12b-1 Plan must be approved by a majority of the Board and by the Rule 12b-1 Directors in a vote cast in person at a meeting called specifically for that purpose. While the 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be made by those Independent Directors then in office, and a majority of the Board shall be comprised of Independent Directors.

During the fiscal year ended September 30, 2024, the Fund paid $169,278 and $108,969 for Class A Shares and Class C Shares, respectively, in distribution related fees pursuant to the 12b-1 Plan. During the fiscal year shown below, the Fund incurred the following allocated distribution expenses:

Actual 12b-1 Expenditures Paid by the Fund

Fiscal Year Ended September 30, 2024

	Class A Shares	Class C Shares
Advertising/Marketing	$0	$0
Printing/Postage	$0	$0
Payment to distributor	$14,944	$0
Payment to dealers	$132,683	$108,843
Compensation to sales personnel	$0	$0
Other	$21,651	$126
Total	$169,278	$108,969

Payments to Financial Intermediaries by the Investment Adviser or its Affiliates

In addition to and apart from payments made by the Fund under the 12b-1 Plan, the Adviser and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A Shares of the Fund for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of the Fund over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. The Adviser and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with the Adviser’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time.

As of December 31, 2024, the broker-dealer firms with which the Adviser or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A Shares of the Fund and its broker-dealer subsidiaries are as follows: Oriental Financial Services Corp., Herbert J. Sims & Co., Inc., Stonecrest Partners, Nationwide Planning Associates, Inc., Kovack Securities, Inc. and First Southern, LLC. These fees may be in addition to fees paid from the Fund’s assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

In addition, for all share classes, the Adviser, the Distributor, or their affiliates may pay, from their own assets, brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries’ fees for providing other marketing or distribution-related services, as well as recordkeeping, sub accounting, transaction processing, and other shareholder or administrative services in connection with investments in the Fund. The Adviser or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments.

The Adviser or its affiliates may also share certain marketing expenses with intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Fund. The Adviser or its affiliates may make payments to participate in intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of the Fund and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Fund to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Fund available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of the Fund’s shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of the Fund’s shares over sales of another, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Fund within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Fund in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending the Fund over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for Class A Shares nor the amount that the Fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Class A Shares and, if applicable, when considering which share class of the Fund is most appropriate for you.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm.

Compliance Services Provider

NLCS, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, provides compliance support services to the Fund. For its services and for the services of the Fund’s Chief Compliance Officer and the Fund’s Anti-Money Laundering Office the Fund pays NLCS a yearly fee.

Legal Counsel

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as legal counsel to the Fund.

Code of Ethics

Pursuant to the requirements of Rule 17j-1 under the 1940 Act and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, Distributor, and the Adviser have each adopted a Code of Ethics and procedures for implementing the provisions of their respective Code. The personnel of the Fund and Adviser are permitted to purchase securities including those that may be purchased, held, or sold by the Fund, subject to the Code of Ethics. Investment personnel must refrain from certain trading practices and are required to report on certain personal investment activities.

Violations of the Codes of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policy

The Fund has adopted Proxy Voting Policy and Procedures to: (1) ensure that the Fund votes proxies in the best interests of shareholders of the Fund with a view toward maximizing the value of their investments; (2) address any conflicts that may arise between Fund shareholders on the one hand, and “affiliated persons” of the Fund or of the Adviser (or its affiliates) on the other; (3) provide for oversight of proxy voting by the Board; and (4) provide for the disclosure of the Fund’s proxy voting records and this Policy.

The Fund has delegated the responsibility for voting proxies on behalf of the Fund with respect to all equity securities held by the Fund to the Adviser, in accordance with this Policy, subject to oversight by the Board. The Board has reviewed the Adviser’s Proxy Voting Policy and Procedures (the “Adviser’s Policy”) and has determined that it is reasonably designed to ensure that the Adviser will vote all proxies in the best interests of the Fund’s shareholders, untainted by conflicts of interests. The Fund’s Policy and the Adviser’s Policy are attached to this SAI at Appendix C. Both Policies are subject to Board review annually.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available: (1) without charge, upon request, by calling 1 (855) 969-8440; (2) at the Fund’s website (www.atlas-am.com); and (3) at the SEC’s website (www.sec.gov).

Portfolio Transactions

The Fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased in underwritten offerings, they generally include a fixed amount of compensation to the underwriter.

For purchases or sales with broker-dealer firms that act as principal, the Adviser seeks best execution. Although the Adviser may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight were attributed to the services provided by the executing dealer. The Adviser may engage in agency transactions and riskless principal transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures designed to ensure that the transaction (including any applicable commissions) is a least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to the Adviser’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the Fund effects securities transactions may be used by the Adviser in advising other funds or accounts and, conversely, research services furnished to the Adviser by brokers and dealers in connection with other funds or accounts that it advises may be used in advising the Fund.

Investment decisions for the Fund and for other investment accounts managed by the Adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and the other account(s) as to amount in a manner deemed equitable to the Fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the Fund.

Portfolio Turnover

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater commissions and other transaction costs, which will be borne directly by the Fund. During the fiscal years ended September 30, 2023 and September 30, 2024, the Fund’s portfolio turnover rate was 109% and 21%, respectively. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period. The Fund’s portfolio turnover rate significantly decreased in 2024 compared to 2023 due to a reduction in investment opportunities within the credit and corporate bond sector.

Additional Information

Description of Shares

The Fund is authorized to issue in the aggregate 1,000,000,000 Class A Shares and Class C Shares $0.01 par value per Share. The Board is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the rights, preferences, and other terms and conditions of such Shares.

The Shares have no preemptive or conversion rights. Each Share has equal voting, dividend, distribution, and liquidation rights. Shareholders are entitled to one vote per Share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the Shares can elect 100% of the directors then nominated for election if they choose to do so, and in such event, the holders of the remaining Shares will not be able to elect any directors.

Valuation of Shares

The price of your Fund shares is based on the NAV of the Fund. The Fund calculates NAV daily, as of the close of the NYSE (generally 4 p.m. Eastern time). For purposes of determining the NAV of a share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including borrowings and accrued interest thereon and other accrued expenses) is divided by the total number of Shares outstanding at such time. Expenses, including the fees payable to the Adviser, the Distributor and the Administrator, are accrued daily and paid monthly.

The NAV per Fund share is based solely on the value of the assets in the Fund. Your price for buying or selling Shares will be the NAV of the Fund that is next calculated after the Fund accepts your order. Your financial advisor or other selected securities dealer is responsible for making sure that your order is promptly sent to the Fund when Shares are purchased in a manner other than through the automatic distribution reinvestment program described in the following paragraph.

All distributions on Shares are reinvested automatically in full and fractional shares at the NAV per Share next determined after the declaration of such distribution. A shareholder at any time, by written notification to the Distributor or a dealer, may request to have subsequent distributions paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date.

The Board has designated the Adviser as its “Valuation Designee” for overseeing the pricing and valuation of all securities held in the Fund. The Valuation Designee operates under pricing and valuation policies and procedures established and approved by the Board. The policies and procedures set forth the mechanisms and processes to be employed on a daily basis related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund.

The Valuation Designee may consult pricing services approved by the Fund’s management and the Board when valuing securities. In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, is based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. The Adviser can override any price that it believes is not consistent with market conditions.

Generally Accepted Accounting Principles (“GAAP”) provide a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosures surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three (3) broad levels listed below:

●	Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the asset occurs with sufficient frequency and volume to provide pricing information on an ongoing basis.

●	Level 2 - Are significant inputs other than quoted prices included in Level 1 that are observable (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.), either directly or indirectly.

●	Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs, by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, the Fund’s credit standing, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results.

Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of an anti-money laundering compliance officer (the Fund’s Chief Compliance Officer), an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Transfer Agent has established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at NAV per share (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV value per share plus sales charges, if any. In addition to issuing shares in exchange for cash, the Fund may issue shares in exchange for securities (in kind) at its discretion.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder’s shares of the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times including: (a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Fund of securities owned is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, the certificates of corporate authority and waiver of tax required in some states when settling estates.

FINANCIAL STATEMENTS

The Fund’s financial statements and report of the independent registered public accounting firm required to be included in the SAI are hereby incorporated by reference to the Financial Statements for the Fund for the fiscal year ended September 30, 2024. You can obtain a copy of the financial statements without charge by calling the Fund at (855) 969-8440.

Appendix A

Glossary of Investment Terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest, as well as some general investment terms. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities

Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a fund with each effective maturity “weighted” according to the percentage of net assets that it represents.

Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

Duration is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity.

Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the

U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

Futures and Options

Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

Other Investments, Strategies, and/or Techniques

Diversification is a classification given to a fund under the 1940 Act and the Puerto Rico Investment Companies Act of 2013, as amended (the “2013 Act”). Funds are classified as either “diversified” or “non-diversified.” To be classified as “diversified” under the 1940 Act and the 2013 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “no diversified” under the 1940 Act and the 2013 Act, may not invest more than 25% of its assets, including cash, in the outstanding voting securities of any single issuer. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as no diversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

Repurchase agreements involve the sale of a security by a fund to another party (generally a bank or dealer) in return for cash and an agreement by the fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

Short sales in which a fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a fund owns, or the fund has the right to obtain the amount of the security sold short at a specified date in the future. A fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the fund loses the opportunity to participate in the gain. For short sales, the fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a fund will realize a short-term capital gain. Although a fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

Reverse Repurchase agreements involve the purchase of a security by a fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Appendix B

The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although AAM considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

S&P Global Ratings

Description of Issue Credit Rating Definitions of S&P Global Ratings (“S&P”)

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

●      The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●      The nature of and provisions of the financial obligation, and the promise S&P imputes.

●      The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Fitch Ratings

Description of Fitch Ratings, Inc.’s (“Fitch” or “Fitch Ratings”) Credit Ratings

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of rating default rates.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Corporate Finance Obligations – Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality.

‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative.

‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk.

‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk.

‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk.

‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.

Default is a real possibility.

RD: Restricted default.

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default.

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Moody’s

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Ratings:

Moody’s Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1 Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.2

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The (sf ) indicator was introduced on August 11, 2010 and explained in a special comment entitled, “Moody’s Structured Finance Rating Scale.” The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspire to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Global Long-Term Rating Scale

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

[1]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.

[2]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. Modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.* Note: For more information on long-term ratings assigned to obligations in default, please see the definition “Long-Term Credit Ratings for Defaulted or Impaired Securities” in the Other Definitions section of this publication. * By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Appendix C – Proxy Voting Policies

ATLAS ASSET MANAGEMENT LLC
PROXY VOTING POLICY

Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in Atlas’s view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect Atlas’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders. Atlas has adopted the policies and procedures set out below regarding the voting of proxies.

Process

To implement these guiding principles for investments in publicly traded equities for which Atlas has voting power on any record date, we follow proxy voting guidelines that have been developed by Atlas portfolio management. The guidelines embody the positions and factors Atlas generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, changes in capital structure, the election of directors, executive and director compensation, corporate transactions, issues of corporate social responsibility and various shareholder proposals. The portfolio management team may use Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. The principles and positions reflected in this Policy are designed to guide the portfolio management team in voting proxies, and not necessarily in making investment decisions.

Guidelines

1.	Routine Matters

We generally support routine management proposals.

2.	Board of directors

Elections - In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director.

Board independence - We generally support shareholder proposals requiring that a majority percentage of the company’s board members be independent directors, and promoting independent audit, compensation, and nominating/governance committees.

Board diversity - We generally support shareholder proposals urging diversity of board membership with respect to gender, race, or other factors where we believe the board has failed to take these factors into account.

Separation of Chairman and CEO - We vote on shareholder proposals to separate the referenced duties.

Director retirement age and term limits – We generally favor age and term limits.

Majority voting - We generally support proposals requesting or requiring majority voting policies in election of directors.

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3.	Corporate deals & proxy fights

We will seek to act on such proposals on a case-by-case basis in a manner that the portfolio management team believe is most likely to enhance the economic value of the underlying securities.

4.	Changes in capital structure

We will seek to act on such proposals on a case-by-case basis in a manner that the portfolio management team believe is most likely to protect and enhance existing rights and do not dilute voting rights and discounted to existing market valuations.

5.	Executive and director’s compensation

We generally support proposals that would provide employees with competitive equity compensation plans that would align with shareholder interests; reasonable fees to outside independent directors; employee stock purchase plans at reasonable market valuations and other proposals that may require the portfolio management team to analyze on a case-by-case basis.

6.	Auditors

We generally support management proposals for selection or ratification of independent auditors, unless firm has sustained credibility issues as a result of irregularities.

7.	Social Issues

We generally support proposals that would enhance disclosure on employee and board diversity, including gender, race, among other factors.

Recordkeeping

Atlas must maintain the documentation described in this Policy for a period of not less than five (5) years from the end of the fiscal year, and the first two (2) years at its principal place of business. Atlas will be responsible for the following procedures and for ensuring that the required documentation is retained. Atlas may engage an ISP to retain the proxy voting records on behalf of Its clients.

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ATLAS U.S. TACTICAL INCOME FUND, INC.

PROXY VOTING POLICY

Adopted: August 19, 2021

The Board of Directors of the Atlas Fund (the “Board”) acknowledges their duty to supervise the voting of proxies relating to securities held by the Fund. The power to vote proxies may be delegated to a fund’s investment adviser, and it is the policy of the Atlas Fund to so delegate voting authority to Atlas Asset Management, LLC (the “Adviser”). The Adviser has accepted the delegation to vote proxies of securities held by the Fund and shall vote such proxies in accordance with the Adviser’s own proxy voting policies, practices, and procedures; provided that the Adviser shall vote such proxies in what it deems to be in the best interests of the Fund’s shareholders and in a manner that is consistent with this Proxy Voting Policy, as amended from time to time by the Board.

To ensure that the Adviser’s voting policies, practices and procedures are in the best interests of the Fund’s shareholders and consistent with this Proxy Voting Policy, the Adviser shall review with the Executive Committee of the Board any proposed material changes or amendments to the Adviser’s proxy voting policies, practices, and procedures prior to implementation.

To ensure that the Adviser is voting proxies in accordance with this Proxy Voting Policy, the Board may require the Adviser to submit proxy voting reports to the Board as deemed necessary or appropriate by the Board.

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